ING Money Market Portfolio

ING Money Market Portfolio (“Portfolio”)

Supplement dated January 8, 2010 to the Portfolio’s

Class S Prospectus and

Adviser Class, Class I, Class S and Service 2 Class

Statement of Additional Information

each dated May 1, 2009

On December 16, 2009 the Portfolio’s Board of Trustees approved a waiver of 0.10% of the Portfolio’s distribution fee payable to ING Funds Distributor, LLC effective February 1, 2010 through at least May 1, 2011.  Effective February 1, 2010, the Portfolio’s Class S Prospectus is revised as follows:

1.                                       The information in the table entitled “Annual Expenses Paid Each Year by the Portfolio” in the section entitled “What You Pay To Invest” on page 29 of the Prospectus, is hereby deleted and replaced with the following:

Portfolio		Management Fees	Distribution and/or Shareholder Service (12b-1) Fees(2)		Other Expenses(3)	Acquired Fund Fees and Expenses(4)	Total Portfolio Operating Expenses	Waivers Reimbursements and Recoupments(5)	Net Portfolio Operating Expenses
ING Money Market	%	0.25	0.25	(8)	0.10	N/A	0.60	(0.10)	0.50

2.                                       The table entitled “Expenses” in the section entitled “What You Pay To Invest” on page 9 of the Prospectus is hereby amended to add the following footnote:

(8)                                  ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the distribution fee for Class S shares of the Portfolio, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent the waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2011.  There is no guarantee the waiver will continue after this date.

3.                                       The information relating to the Portfolio in the table entitled “Examples” under the section entitled “Portfolio Fees and Expenses” on page 27 of the Prospectus is deleted and replaced with the following:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Money Market(1)	$51	182	325	740

(1)          The example reflects the expense limitation agreement/waivers for the one-year period and the first year of the three-, five-, and ten year periods.

Effective February 1, 2010, the Adviser Class, Class I, Class S and Service 2 Class Statement of Additional Information is revised as follows:

1.                                       The first paragraph in the section entitled “Shareholder Service and Distribution Arrangements” found on page 89 is amended to include the following:

The Distributor has agreed to waive 0.10% of the distribution fee for Class S shares of ING Money Market Portfolio. The expense waiver will continue through at least May 1, 2011.  There is no guarantee that this waiver will continue after that date. In any event, the ING Money Market Portfolio will notify its Class S shareholders if it intends to pay the Distributor more than 0.15% (not to exceed 0.25% under the current Distribution Plan) for the Class S shares of the ING Money Market Portfolio in the future.

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